Exhibit 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements and related prospectuses of Infocrossing, Inc. and subsidiaries, listed below of our reports dated March 8, 2006, with respect to the consolidated financial statements and schedule of Infocrossing, Inc. and subsidiaries, Infocrossing Inc. and subsidiaries management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Infocrossing, Inc. and subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2005.


1.       Registration Statement (Form S-3 No. 333-110173)
2.       Registration Statement (Form S-3 No. 333-114417)
3.       Registration Statement (Form S-3 No. 333-122931)
4.       Registration Statement (Form S-3 No. 333-117340)
5.       Registration Statement (Form S-8 No. 333-31875)
6.       Registration Statement (Form S-8 No. 333-86601)
7.       Registration Statement (Form S-8 No. 333-46720)
8.       Registration Statement (Form S-8 No. 333-110191)
9.       Registration Statement (Form S-8 No. 333-128053)
10.      Registration Statement (Form S-8 No. 333-128054)
11.      Amendment No. 1 to Registration Statement (Form S-3 No. 333-110173)
12.      Amendment No. 2 to Registration Statement (Form S-3 No. 333-110173)
13.      Amendment No. 3 to Registration Statement (Form S-3 No. 333-110173)
14.      Amendment No. 4 to Registration Statement (Form S-3 No. 333-110173)
15.      Amendment No. 1 to Registration Statement (Form S-3 No. 333-114417)
16.      Amendment No. 2 to Registration Statement (Form S-3 No. 333-114117)
17.      Amendment No. 1 to Registration Statement (Form S-3 No. 333-122931)
18.      Amendment No. 1 to Registration Statement (Form S-3 No. 333-117340)
19. Post Effective Amendment No.1 to Registration Statement (Form S-3 No. 333-117340)
20. Post Effective Amendment No.2 to Registration Statement (Form S-3 No. 333-117340)


                                                  /s/ Ernst & Young LLP
New York, New York
March 8, 2006